UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2018

Farmers and Merchants Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55756	81-3605835
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

4510 Lower Beckleysville Road, Suite H, Hampstead, MD		21074
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 374-1510

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 19, 2018, the Board of Directors of Farmers and Merchants Bancshares, Inc. (the “Company”) declared a cash dividend of $.43 per share of common stock, which will be paid on December 21, 2018 to stockholders of record as of December 7, 2018. A copy of the Company’s press release relating to the dividend is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed with this report are listed in the following Exhibit Index:

Exhibit No.	Description

99.1	Press release dated November 21, 2018 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS AND MERCHANTS BANCSHARES, INC.

Dated: November 21, 2018	By:	/s/ James R. Bosley, Jr.
James R. Bosley, Jr. President & CEO

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